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                                                                    EXHIBIT 10.5


                          SILICON ENTERTAINMENT, INC.

                                STOCK BONUS PLAN

         1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

            1.1 ESTABLISHMENt. This Stock Bonus Plan (the "PLAN") is hereby established effective as of August 11, 1998 (the "EFFECTIVE DATE").

            1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

            1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the Stock Bonus Agreements have lapsed.

         2. DEFINITIONS AND CONSTRUCTION.

            2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                 (a) "AWARD" means a bonus payable to a Participant in the form of Stock pursuant to the terms and conditions of the Plan.

                 (b) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "BOARD" also means such Committee(s).

                 (c) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein.

                 (d) "COMPANY" means Silicon Entertainment, Inc., a California corporation, or any successor corporation thereto.

                 (e) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                 (f) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.



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                 (g) "PARTICIPANT" means a person who has been granted one or more Awards.

                 (h) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Internal Revenue Code of 1986.

                 (i) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                 (j) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                 (k) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                 (l) "SERVICE" means an Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a consultant.

                 (m) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                 (n) "STOCK BONUS AGREEMENT" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to shares of Stock to be issued to the Participant pursuant to the Plan substantially in the form attached hereto as Exhibit A or such other form as the Board shall approve from time to time.

                 (o) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Internal Revenue Code of 1986.

            2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         3. ADMINISTRATION.

            3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.



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            3.2 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                 (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

                 (b) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical), including, without limitation, (i) the method for satisfaction of any tax withholding obligation arising in connection with the Award and (ii) the timing, terms and conditions of any vesting of the Award;

                 (c) to approve one or more forms of Stock Bonus Agreement;

                 (d) to accelerate, continue, extend or defer the vesting of any Award;

                 (e) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions; and

                 (f) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Stock Bonus Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent consistent with the Plan and applicable law.

         4. SHARES SUBJECT TO PLAN.

            4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be thirty thousand (30,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If any shares of Stock granted pursuant to the Plan are forfeited to, or are repurchased by, the Company, such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.

            4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to outstanding Awards. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole share. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

         5. PERSONS ELIGIBLE FOR PARTICIPATION.

            Awards may be granted only to Employees. Eligible persons may be granted more than one (1) Award under the Plan.



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         6. TERMS AND CONDITIONS OF AWARDS.

            Awards shall be evidenced by Stock Bonus Agreements specifying the number of shares of Stock covered thereby. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Stock Bonus Agreement. Stock Bonus Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

            6.1 NO MONETARY PAYMENT REQUIRED. No monetary payment (other than applicable withholding taxes) shall be required as a condition of receiving an Award, the consideration for which shall be services actually rendered to the Participating Company Group or for its benefit.

            6.2 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the payment of any Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a fair market value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Award. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Award. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Stock Bonus Agreement until the Participating Company Group's tax withholding obligations have been satisfied.

            6.3 VESTING AND RESTRICTIONS ON TRANSFER. Shares issued pursuant to any Award may, but need not, be made subject to vesting conditioned upon the satisfaction of such Service requirements, performance goals, or other restrictions (the "VESTING RESTRICTIONS") as shall be determined by the Board and set forth in the Stock Bonus Agreement evidencing such Award.

            6.4 REPURCHASE RIGHTS. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its sole discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

            6.5 VOTING RIGHTS; DIVIDENDS. During such time a share is subject to Vesting Restrictions, the Participant shall have all of the rights of a shareholder of the Company holding such share, including the right to vote the share and to receive all dividends and other distributions paid with respect to such share; provided, however, that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same Vesting Restrictions as the shares of Stock with respect to which they were paid.

            6.6 EFFECT OF TERMINATION OF SERVICE. If a Participant's Service with the Participating Company Group terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), the Participant shall forfeit to the Company


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shares of Stock acquired by the Participant pursuant to an Award which remain subject to Vesting Restrictions as of the date of the Participant's termination of Service.

            6.7 NONTRANSFERABILITY OF AWARD. During the lifetime of the Participant, all rights with respect the Participant's participation in the Plan shall be personal to the Participant, and no rights or interest therein may be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of a Participant, any Award payable to the Participant shall paid to the Participant's legal representative.

         7. PROVISION OF INFORMATION.

            At least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Participant. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

         8. COMPLIANCE WITH SECURITIES LAW.

            The grant of Awards and the issuance of shares of Stock pursuant to Awards shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. No shares may be issued pursuant to an Award if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no shares may be issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of shares pursuant to any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         9. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

            The Board may amend, suspend or terminate the Plan at any time; provided, however, that without the approval of the Company's shareholders, there shall be no amendment of the Plan that would require approval of the Company's shareholders under any applicable law, regulation or rule.



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                                    EXHIBIT A

                                STANDARD FORM OF

                           SILICON ENTERTAINMENT, INC.

                              STOCK BONUS AGREEMENT
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                           SILICON ENTERTAINMENT, INC.

                                STOCK BONUS PLAN

                              STOCK BONUS AGREEMENT

         THIS STOCK BONUS AGREEMENT (the "AGREEMENT") is made and entered into as of ___________ , 199 , (the "EFFECTIVE DATE") by and between Silicon Entertainment, Inc. (the "COMPANY") and ____________ (the "PARTICIPANT").

         The Company hereby grants to the Participant ____________ fully-vested shares of Stock, as adjusted from time to time pursuant to Section 4 (the "SHARES"), upon the terms and conditions set forth in this Agreement and subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference.

         1. DEFINITIONS AND CONSTRUCTION.

            1.1 DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan.

            1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         2. RIGHT OF FIRST REFUSAL.

            2.1 GRANT OF RIGHT OF FIRST REFUSAL. Except as provided in Section
2.8 below, in the event the Participant, the Participant's legal representative or other holder of the Shares proposes to sell, exchange, transfer, pledge, or otherwise dispose of (including by gift or operation of law) any Shares (the "TRANSFER SHARES") to any person or entity, including, without limitation, any shareholder of the Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this
Section 2 (the "RIGHT OF FIRST REFUSAL").

            2.2 NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of the Transfer Shares, the Participant shall deliver written notice (the "TRANSFER NOTICE") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "PROPOSED TRANSFEREE") and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. If the Participant proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Participant shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and must constitute a binding commitment of the Participant and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

            2.3 BONA FIDE TRANSFER. If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Participant written notice of the Participant's failure to comply with the procedure described in this Section 2, and the Participant shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 2. The Participant shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

            2.4 EXERCISE OF RIGHT OF FIRST REFUSAL. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Participant otherwise agree) for a purchase price determined in accordance with Section 2.5 by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed transfer to the same Proposed Transferee.

            2.5 PAYMENT OF REPURCHASE PRICE. The price per Transfer Share being repurchased pursuant to the Right of First Refusal shall be an amount equal to the Repurchase Price, which shall be paid by the Company in cash or a cash equivalent within sixty (60) days following its receipt of the Participant's Transfer Notice. For purposes of the foregoing, cancellation of any indebtedness of the Participant to the Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled.

            2.6 FAILURE TO EXERCISE RIGHT OF FIRST REFUSAL. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Participant otherwise agree) within the period specified in
Section 2.4 above, the Participant may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Section 2.



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            2.7 TRANSFEREES OF TRANSFER SHARES. All transferees of the Transfer
Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Agreement, including this Section 2 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any Shares shall be void unless the provisions of this Section 2 are met.

            2.8 ASSIGNMENT OF RIGHT OF FIRST REFUSAL. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

            2.9 EARLY TERMINATION OF RIGHT OF FIRST REFUSAL. The other provisions of this Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon the existence of a public market for the class of shares subject to the Right of First Refusal. A "PUBLIC MARKET" shall be deemed to exist if such stock is listed on a national securities exchange, as that term is used in the Securities Exchange Act of 1934, as amended.

         3. ESCROW.

            3.1 ESTABLISHMENT OF ESCROW. To ensure that shares subject to the Right of First Refusal shall be available for repurchase, the Company may, but need not, require the Participant to deposit the certificate evidencing the Shares with an agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of the issuance of the Shares, the Company reserves the right at any time to require the Participant to so deposit the certificate in escrow. The Company shall bear the expenses of the escrow.

            3.2 DELIVERY OF SHARES TO PARTICIPANT. As soon as practicable after the expiration of the Right of First Refusal, the escrow agent shall deliver to the Participant the shares and any other property no longer subject to such restrictions.

            3.3 NOTICES AND PAYMENTS. In the event the shares and any other property held in escrow are subject to the Company's exercise of the Right of First Refusal, the notices required to be given to the Participant shall be given to the escrow agent, and any payment required to be given to the Participant shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares and any other property which the Company has purchased to the Company and shall deliver the payment received from the Company to the Participant.

         4. ADJUSTMENT TO SHARES SUBJECT TO AGREEMENT.

            If, from time to time during the term of this Agreement, there is any stock dividend or liquidating dividend of cash or property, stock split, reverse stock split, recapitalization, reclassification or other similar change in the character or amount of any of the


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outstanding securities of the Company, then, in such event any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of his ownership of Shares will be immediately subject to the provisions of this Agreement on the same basis as all Shares originally acquired hereunder, and will be included in the word "Shares" for all purposes of this Agreement with the same force and effect as the Shares presently subject to this Agreement. For purposes of Section 2 hereof, while the total price payable upon the exercise of the rights provided in such section will remain the same after each such event, the price payable per share to exercise such rights will be appropriately adjusted.

         5. TAX WITHHOLDING.

            At the time that this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations. The Participant is cautioned that the Company shall have no obligation to issue a certificate for the Shares or release Shares from any escrow provided for herein unless the tax withholding obligations of the Company have been satisfied.

         6. EMPLOYMENT MATTERS.

            Nothing in this Agreement will create in any manner whatsoever an employment agreement between Company and the Participant or affect in any manner the right or power of the Company, or a Parent Corporation or Subsidiary Corporation, to terminate the Participant's Service for any reason or no reason, with or without cause, subject to any other agreements between Company and the Participant.

        7. RIGHTS AS A SHAREHOLDER.

            The Participant shall have no rights as a shareholder with respect to the Shares until the Issuance Date. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the Issuance Date. On the Issuance Date, the Participant shall become the record holder of the Shares, entitled to dividends, if any, voting rights and other rights of a holder thereof, subject to the provisions of this Agreement. Subject to the provisions of this Agreement, the Participant shall, during its term, have all rights and privileges of a shareholder with respect to Shares deposited in escrow.

         8. RESTRICTIONS ON ISSUANCE OF SHARES.

            Notwithstanding any other provision of this Agreement to the contrary, no Shares shall be issued if the issuance or delivery of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance of the Shares


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

hereunder shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance and delivery of the Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested.

         9. RESTRICTIONS ON TRANSFER OF SHARES.

            No shares acquired pursuant to this Agreement may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement. The Company shall not be required (a) to transfer on its books any shares which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

         10. PUBLIC OFFERING.

            The Participant hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

         11. LEGENDS.

            The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Agreement in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

        "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH



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

        RULE 144 OR RULE 701 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

        "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE RIGHTS IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

        12.           MISCELLANEOUS.

            12.1 ADMINISTRATION. All questions of interpretation concerning this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Shares.

            12.2 FRACTIONAL SHARES. No fractional shares shall be issued pursuant to this Agreement.

            12.3 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

            12.4 BINDING EFFECT. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

            12.5 ENTIRE AGREEMENT. This Agreement, together with the exhibits hereto, and the Plan constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein and therein and there are no agreements or understandings between the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein. No amendment or addition hereto will be deemed effective unless agreed to in writing by the parties hereto.

            12.6 SPECIFIC PERFORMANCE. The Participant agrees that the Company will be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement in addition to any other remedies available to the Company.



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

            12.7 WAIVER. No failure on the part of any party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

            12.8 VALIDITY. If any provision of this Agreement, or the application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision will be interpreted so as best to reasonably effect the intent of the parties hereto.

            12.9 APPLICABLE LAW. This Agreement shall be governed by the laws of the State of California, without regard to such state's conflicts of laws.

                                                   SILICON ENTERTAINMENT, INC.

                                                   By:
                                                      -------------------------

                                                   Title:
                                                         ----------------------

                                                   Address:

         The undersigned Participant acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit A. The Participant represents that the Participant has read and is familiar with the terms and provisions of the Plan and this Agreement, including the Right of First Refusal set forth in Section 2, and hereby accepts the Shares subject to all of the terms and provisions hereof. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

                                                   PARTICIPANT

Date:
     --------------------------                    ----------------------------
                                                   Participant Address:

                                                   ----------------------------
                                                   ----------------------------



ATTACHMENTS
Exhibit A:  Stock Bonus Plan

                                    EXHIBIT A

                           SILICON ENTERTAINMENT, INC.

                                STOCK BONUS PLAN